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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 29, 2004





                               LIFEWAY FOODS, INC.
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             (Exact name of registrant as specified in its charter)




         ILLINOIS                       0-17363                  36-3442829
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     (State or other                  (Commission             (I.R.S. Employer
jurisdiction of incorporation)        File Number)           Identification No.)




                              6431 West Oakton St.
                             Morton Grove, IL 60053
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               (Address of principal executive offices, zip code)



       Registrant's telephone number, including area code: (847) 967-1010



                                       N/A
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          (Former name or former address, if changed since last report)


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                               LIFEWAY FOODS, INC.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          On May 13, 2004, Lifeway Foods, Inc. ("Lifeway") engaged Plante & Moran, PLLC ("Plante Moran") as its independent auditor following the May 1, 2004 merger of Plante Moran with the Company's previous auditor, Gleeson, Sklar, Sawyers & Cumpata, LLP ("Gleeson Sklar"). Lifeway disclosed the foregoing information in its Quarterly Report on Form 10-QSB for the three-month period ended March 31, 2004, filed on May 17, 2004. Gleeson Sklar has reviewed and concurred with Lifeway's disclosure. Lifeway received a copy of Gleeson Sklar's concurrence on Friday May 28, 2004. Gleeson Sklar's concurrence is attached to this filing as Exhibit 16.1.




ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

          (c)  Exhibits. The following exhibits are filed with this report:

               Exhibit 16.1 - Letter dated May 17, 2004 from Gleeson, Sklar,
                              Sawyers and Cumpata, LLP to the Securities
                              Exchange Commission.
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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



          Dated June 2, 2004
                                           LIFEWAY FOODS, INC.


                                           By: /s/ Julie Smolyansky
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                                               Julie Smolyansky
                                               Chief Executive Officer, Chief
                                               Financial and Accounting Officer,
                                               President, Treasurer and Director